Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 011
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
On February 9, 2026, the Company completed the spin-off to BD shareholders of the Company’s former Biosciences and Diagnostic Solutions business and the combination of the business with Waters Corporation (“Waters”) in a Reverse Morris Trust transaction (the “Transaction”). Consistent with other BD shareholders, the Master Trust received 0.135 shares of Waters for every share of Parent Company stock owned as of February 5, 2026, the record date for the Transaction. In connection with the Transaction, certain Company employees were transferred to Waters and these employees became fully vested in Company contributions. No plan assets were transferred in connection with the Transaction, as transferred employees became eligible to participate in a Waters-sponsored defined contribution plan.